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                            POWER OF ATTORNEY


The undersigned directors of COUNTRY Investors Life Assurance Company, an Illinois stock insurance company (the "Company"), hereby constitute and appoint Paul M. Harmon and David A. Magers, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any insurance or annuity contracts: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto set his or her hand on the date set forth below.

NAME                                      DATE
----                                      ----

/s/Philip Nelson                                April 21, 2004
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Philip Nelson

/s/Richard Guebert, Jr.                         April 21, 2004
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Richard Guebert, Jr.

/s/Michael Kenyon                               April 21, 2004
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Michael Kenyon

/s/Robert Phelps                                April 21, 2004
-----------------------------            -----------------------------
Robert Phelps

/s/James Holstine                               April 21, 2004
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James Holstine

/s/James Schielein                              April 21, 2004
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James Schielein

/s/James Schillinger                            April 21, 2004
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James Schillinger


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/s/William Olthoff                              April 21, 2004
-----------------------------            -----------------------------
William Olthoff

/s/Gerald Thompson                              April 21, 2004
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Gerald Thompson

/s/Kent Schleich                                April 21, 2004
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Kent Schleich

/s/Terry Pope                                   April 21, 2004
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Terry Pope

/s/Andrew L. Goleman                            April 21, 2004
-----------------------------            -----------------------------
Andrew L. Goleman

/s/Paul Shuman                                  April 21, 2004
-----------------------------            -----------------------------
Paul Shuman

/s/David Downs                                  April 21, 2004
-----------------------------            -----------------------------
David Downs

/s/Richard Ochs                                 April 21, 2004
-----------------------------            -----------------------------
Richard Ochs

/s/Dale Wachtel                                 April 21, 2004
-----------------------------            -----------------------------
Dale Wachtel

/s/Henry Kallal                                 April 21, 2004
-----------------------------            -----------------------------
Henry Kallal

/s/Glenn Meyer                                  April 21, 2004
-----------------------------            -----------------------------
Glenn Meyer

/s/J.C. Pool                                    April 21, 2004
-----------------------------            -----------------------------
J.C. Pool

/s/Robert Thurston                              April 21, 2004
-----------------------------            -----------------------------
Robert Thurston